Exhibit 99.1

Applied Optoelectronics Reports First Quarter 2024 Results

Sugar Land, Texas, May 9, 2024 – Applied Optoelectronics, Inc. (NASDAQ: AAOI), a leading provider of fiber-optic access network products for the internet datacenter, cable broadband, telecom and fiber-to-the-home (FTTH) markets, today announced financial results for its first quarter ended March 31, 2024.

“Our first quarter revenue and gross margin came in below our expectations, largely driven by product mix, and our non-GAAP EPS was in-line with our guidance range,” said Dr. Thompson Lin, Applied Optoelectronics Inc. Founder, President and Chief Executive Officer. “Despite the slower start to the year, we expect a recovery in the second quarter and continue to anticipate a markedly improved second half of the year. We believe that the long-term demand drivers remain strong across our end markets and we believe we are well positioned to capitalize on these opportunities.”

First Quarter 2024 Financial Summary

•	GAAP revenue was $40.7 million, compared with $53.0 million in the first quarter of 2023 and $60.5 million in the fourth quarter of 2023.

•	GAAP gross margin was 18.7%, compared with 17.4% in the first quarter of 2023 and 35.7% in the fourth quarter of 2023. Non-GAAP gross margin was 18.9%, compared with 23.2% in the first quarter of 2023 and 36.4% in the fourth quarter of 2023.

•	GAAP net loss was $23.2 million, or $0.60 per basic share, compared with net loss of $16.3 million, or $0.56 per basic share in the first quarter of 2023, and a net loss of $13.9 million, or $0.38 per basic share in the fourth quarter of 2023.

•	Non-GAAP net loss was $12.0 million, or $0.31 per basic share, compared with non-GAAP net loss of $7.1 million, or $0.25 per basic share in the first quarter of 2023, and a non-GAAP net income of $1.6 million, or $0.04 per diluted share in the fourth quarter of 2023.

A reconciliation between all GAAP and non-GAAP information referenced above is contained in the tables below. Please also refer to “Non-GAAP Financial Measures” below for a description of these non-GAAP financial measures.

Second Quarter 2024 Business Outlook (+)

For second quarter of 2024, the company currently expects:

•	Revenue in the range of $41.5 million to $46.5 million.
•	Non-GAAP gross margin in the range of 25.5% to 27.5%.
•	Non-GAAP net loss in the range of $11.6 million to $13.5 million, and non-GAAP loss per share in the range of $0.29 to $0.34 using approximately 39.2 million shares.

(+) Please refer to the note below on forward-looking statements and the risks involved with such statements as well as the note on non-GAAP financial measures.

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Conference Call Information

The company will host a conference call and webcast for analysts and investors on today, May 9, 2024 to discuss its first quarter 2024 financial results and outlook for its second quarter 2024 at 4:30 p.m. Eastern time / 3:30 p.m. Central time. This call will be open to the public, and investors may access the call by dialing 844-890-1794 (domestic) or 412-717-9586 (international). A live audio webcast of the conference call along with supplemental financial information will also be accessible on the company's website at investors.ao-inc.com. Following the webcast, an archived version will be available on the website for one year. A telephonic replay of the call will be available one hour after the call and will run for five business days and may be accessed by dialing 877-344-7529 (domestic) or 412-317-0088 (international) and entering passcode 9659843.

Forward-Looking Information

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. In some cases, you can identify forward-looking statements by terminology such as "believe," "may," "estimate," "continue," "anticipate," "intend," "should," "could," "would," "target," "seek," "aim," "predicts," "think," "objectives," "optimistic," "new," "goal," "strategy," "potential," "is likely," "will," "expect," "plan" "project," "permit" or by other similar expressions that convey uncertainty of future events or outcomes. These statements include management’s beliefs and expectations related to our outlook for the second quarter of 2024. Such forward-looking statements reflect the views of management at the time such statements are made. These forward-looking statements involve risks and uncertainties, as well as assumptions and current expectations, which could cause the company's actual results to differ materially from those anticipated in such forward-looking statements. These risks and uncertainties include but are not limited to: reduction in the size or quantity of customer orders; change in demand for the company's products due to industry conditions; changes in manufacturing operations; volatility in manufacturing costs; delays in shipments of products; disruptions in the supply chain; change in the rate of design wins or the rate of customer acceptance of new products; the company's reliance on a small number of customers for a substantial portion of its revenues; potential pricing pressure; a decline in demand for our customers' products or their rate of deployment of their products; general conditions in the internet datacenter, cable television (CATV) broadband, telecom, or fiber-to-the-home (FTTH) markets; changes in the world economy (particularly in the United States and China); changes in the regulation and taxation of international trade, including the imposition of tariffs; changes in currency exchange rates; the negative effects of seasonality; the impact of the COVID-19 pandemic on our business and financial results; and other risks and uncertainties described more fully in the company's documents filed with or furnished to the Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended December 31, 2023 and our Quarterly Report on Form 10-Q for the quarter ended March 31, 2024. More information about these and other risks that may impact the company's business are set forth in the "Risk Factors" section of the company's quarterly and annual reports on file with the Securities and Exchange Commission. You should not rely on forward-looking statements as predictions of future events. All forward-looking statements in this press release are based upon information available to us as of the date hereof, and qualified in their entirety by this cautionary statement. Except as required by law, we assume no obligation to update forward-looking statements for any reason after the date of this press release to conform these statements to actual results or to changes in the company's expectations.

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Non-GAAP Financial Measures

We provide non-GAAP gross margin, non-GAAP net income (loss), adjusted EBITDA, and non-GAAP earnings per share to eliminate the impact of items that we do not consider indicative of our overall operating performance. To arrive at our non-GAAP gross profit used in the calculation of our non-GAAP gross margin, we exclude stock-based compensation expense, expenses associated with discontinued products, and non-recurring (income) expenses, if any, from our GAAP total gross profit. To arrive at our non-GAAP net income (loss), we exclude all stock-based compensation expense, expenses associated with discontinued products, non-cash expenses associated with discontinued profits, amortization of intangible assets, non-recurring expenses, unrealized foreign exchange loss (gain), non-GAAP tax benefit (expenses), and losses from the disposal of idle assets, if any, from our GAAP net income (loss). Included in our non-recurring expenses in Q1 2023 and Q1 2024 are certain non-recurring expenses related employee severance expenses (if any). Also included in our non-recurring expenses in Q1 2024, but not in Q1 2023, are certain non-recurring legal expenses associated with litigation and certain legal and advisory expenses associated with patent protection. In computing our non-GAAP income tax benefit (expense), we have applied an estimate of our annual effective income tax rate and applied it to our net income before income taxes. Our adjusted EBITDA is calculated by excluding depreciation expense, non-GAAP tax benefit (expense), and interest (income) expense, as well as the items excluded from non-GAAP net income (loss), from our GAAP net loss. Our non-GAAP diluted net loss per share is calculated by dividing our non-GAAP net loss by the fully diluted share count (for periods in which non-GAAP net income is positive) or basic share count (for periods in which our non-GAAP net income is negative).

We believe that our non-GAAP measures are useful to investors in evaluating our operating performance for the following reasons:

•	We believe that elimination of items such as amortization of intangible assets, stock-based compensation expense, non-recurring revenue and expenses, losses from the disposal of idle assets, unrealized foreign exchange gain or loss, and depreciation on certain equipment undergoing reconfiguration is appropriate because treatment of these items may vary for reasons unrelated to our overall operating performance;
•	We believe that elimination of expenses associated with discontinued products, including depreciation and inventory obsolescence is appropriate because these expenses are not indicative of our ongoing operations;
•	We believe that excluding non-GAAP income taxes allows comparison with prior periods and provides additional information regarding the generation of potential future deferred tax assets;
•	We believe that non-GAAP measures provide better comparability with our past financial performance, period-to-period results and with our peer companies, many of which also use similar non-GAAP financial measures; and
•	We anticipate that investors and securities analysts will utilize non-GAAP measures as a supplement to GAAP measures to evaluate our overall operating performance.

A reconciliation of our GAAP net income (loss), GAAP total gross profit, GAAP earnings (loss), and GAAP earnings (loss) per share for Q1 2024 to our non-GAAP net income (loss), non-GAAP total gross profit, Adjusted EBITDA, and earnings (loss) per share, respectively, is provided below, together with corresponding reconciliations for Q1 2023. A reconciliation of our GAAP net income (loss), GAAP total gross profit, GAAP earnings (loss), and GAAP earnings (loss) per share for Q4 2023 and FY 2023 to our non-GAAP net income (loss), non-GAAP total gross profit, Adjusted EBITDA, and earnings (loss) per share, respectively, was provided in our Q4 2023 and FY 2023 earnings release.

Non-GAAP measures should not be considered as an alternative to net income (loss), earnings (loss) per share, or any other measure of financial performance calculated and presented in accordance with GAAP. Our non-GAAP measures may not be comparable to similarly titled measures of other organizations because other organizations may not calculate such other non-GAAP measures in the same manner. We have not reconciled the non-GAAP measures included in our guidance to the appropriate GAAP financial measures because the GAAP measures are not readily determinable on a forward-looking basis. GAAP measures that impact our non-GAAP financial measures may include stock-based compensation expense, non-recurring expenses, amortization of intangible assets, unrealized exchange loss (gain), asset impairment charges, and loss (gain) from disposal of idle assets. These GAAP measures cannot be reasonably predicted and may directly impact our non-GAAP gross margin, our non-GAAP net income and our non-GAAP fully-diluted earnings per share, although changes with respect to certain of these measures may offset other changes. In addition, certain of these measures are out of our control. Accordingly, a reconciliation of the non-GAAP financial measure guidance to the corresponding GAAP measures is not available without unreasonable effort.

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About Applied Optoelectronics

Applied Optoelectronics Inc. (AOI) is a leading developer and manufacturer of advanced optical products, including components, modules and equipment. AOI's products are the building blocks for broadband fiber access networks around the world, where they are used in the internet datacenter, CATV broadband, telecom and FTTH markets. AOI supplies optical networking lasers, components and equipment to tier-1 customers in all four of these markets. In addition to its corporate headquarters, wafer fab and advanced engineering and production facilities in Sugar Land, TX, AOI has engineering and manufacturing facilities in Taipei, Taiwan and Ningbo, China. For additional information, visit www.ao-inc.com.

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Investor Relations Contacts:

The Blueshirt Group, Investor Relations

Lindsay Savarese

+1-212-331-8417

ir@ao-inc.com

Cassidy Fuller

+1-415-217-4968

ir@ao-inc.com

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Applied Optoelectronics, Inc.

Preliminary Condensed Consolidated Balance Sheets

(In thousands)

(Unaudited)

	March 31, 2024	December 31, 2023
ASSETS
CURRENT ASSETS
Cash, Cash Equivalents and Restricted Cash	$17,405	$55,097
Accounts Receivable, Net	57,476	48,071
Notes Receivable	352	219
Inventories	54,322	63,866
Prepaid Income Tax	2	3
Prepaid Expenses and Other Current Assets	4,078	5,349
Total Current Assets	133,635	172,605

Property, Plant And Equipment, Net	199,941	200,317
Land Use Rights, Net	4,991	5,030
Operating Right of Use Asset	4,552	5,026
Intangible Assets, Net	3,610	3,628
Other Assets	4,187	2,580
TOTAL ASSETS	$350,916	$389,186

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
Accounts Payable	$23,639	$32,892
Bank Acceptance Payable	10,712	15,482
Accrued Expenses	13,345	18,549
Deferred Revenue	1,689	1,803
Current Lease Liability-Operating	1,095	1,149
Current Portion of Notes Payable and Long Term Debt	24,129	23,197
Current Portion of Convertible Debt	–	286
Total Current Liabilities	74,609	93,358
Convertible Senior Notes	76,331	76,233
Other Long-Term Liabilities	4,250	4,726
TOTAL LIABILITIES	155,190	174,317

STOCKHOLDERS' EQUITY
Common Stock	39	38
Additional Paid-in Capital	484,663	478,972
Cumulative Translation Adjustment	(688)	975
Retained Earnings	(288,288)	(265,116)
TOTAL STOCKHOLDERS' EQUITY	195,726	214,869

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$350,916	$389,186

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Applied Optoelectronics, Inc.

Preliminary Condensed Consolidated Statements of Operations

(In thousands)

(Unaudited)

	Three Months Ended March 31,
	2024	2023
Revenue
Datacenter	$28,986	$20,353
CATV	8,736	27,779
Telecom	2,269	3,707
FTTH	–	2
Other	682	1,189
Total Revenue	40,673	53,030

Total Cost of Goods Sold	33,082	43,786

Total Gross Profit	7,591	9,244

Operating Expenses:
Research and Development	11,712	8,536
Sales and Marketing	3,798	2,327
General and Administrative	13,727	12,548
Total Operating Expenses	29,237	23,411

Operating Loss	(21,646)	(14,167)

Other Income (Expense):
Interest Income	260	33
Interest Expense	(1,676)	(2,137)
Other Income (Expense), net	(108)	(21)
Total Other Income (Expense):	(1,524)	(2,125)

Net loss before Income Taxes	(23,170)	(16,292)

Net loss	$(23,170)	$(16,292)
Net loss per share attributable to common stockholders
basic	$(0.60)	$(0.56)
diluted	$(0.60)	$(0.56)

Weighted-average shares used to compute net loss per share attributable to common stockholders
basic	38,362	28,872
diluted	38,362	28,872

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Applied Optoelectronics, Inc.

Reconciliation of Statements of Operations under GAAP and Non-GAAP

(In thousands)

(Unaudited)

	Three Months Ended March 31,
	2024	2023
GAAP revenue	$40,673	$53,030
Non-recurring customer credit	–	–
Non-GAAP revenue	$40,673	$53,030

GAAP total gross profit (a)	$7,591	$9,244
Share-based compensation expense	102	114
Non-recurring expense	6	–
Expenses associated with discontinued products	–	2,962
Non-GAAP total gross profit (a)	$7,699	$12,320

GAAP net loss	$(23,170)	$(16,292)
Share-based compensation expense	2,839	2,290
Expenses associated with discontinued products	–	2,962
Non-cash expenses associated with discontinued products	1,028	1,162
Amortization of intangible assets	129	159
Non-recurring (income) expense	523	358
Unrealized exchange loss (gain)	383	(1,109)
Tax (benefit) expense related to the above	6,236	3,327
Non-GAAP net loss	$(12,032)	$(7,143)

GAAP net loss	$(23,170)	$(16,292)
Share-based compensation expense	2,839	2,290
Expenses associated with discontinued products	–	2,962
Non-cash expenses associated with discontinued products	1,028	1,162
Amortization of intangible assets	129	159
Non-recurring expense (income)	523	358
Unrealized exchange loss (gain)	383	(1,109)
Depreciation expense	3,837	4,008
Interest (income) expense, net	1,416	2,104
Adjusted EBITDA	$(13,015)	$(4,358)

GAAP diluted net loss per share	$(0.60)	$(0.56)
Share-based compensation expense	0.07	0.08
Expenses associated with discontinued products	–	0.10
Non-cash expenses associated with discontinued products	0.03	0.04
Amortization of intangible assets	0.01	0.01
Non-recurring (income) expense	0.01	0.01
Unrealized exchange loss (gain)	0.01	(0.04)
Non-GAAP tax benefit	0.16	0.12
Non-GAAP diluted net loss per share	$(0.31)	$(0.25)

Shares used to compute diluted loss per share	38,362	28,872
Shares used to compute diluted earnings per share	38,362	28,872

(a) Provided for the purpose of calculating gross profit as a percentage of revenue (gross margin).

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